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                                          FILED PURSUANT TO RULE 497(e)
                                          1933 ACT FILE NO. 33-49290
                                          1940 ACT FILE NO. 811-6726

                              THE GALAXY VIP FUND
                                 (THE "TRUST")

                               MONEY MARKET FUND
                                  EQUITY FUND
                             GROWTH AND INCOME FUND
                           SMALL COMPANY GROWTH FUND
                      COLUMBIA REAL ESTATE EQUITY FUND II
                             ASSET ALLOCATION FUND
                             HIGH QUALITY BOND FUND
                          COLUMBIA HIGH YIELD FUND II

                        SUPPLEMENT DATED JANUARY 4, 2000
                                     TO THE
            STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 1999

    On December 1, 1999, all of the outstanding stock of First Data Investor Services Group, Inc. ("Investor Services Group"), the Trust's administrator, was acquired by PFPC Trust Company (the "Transaction"). PFPC Trust Company is a wholly-owned subsidiary of PFPC Worldwide, Inc. and an indirect wholly-owned subsidiary of PNC Bank Corp. Also on December 1, 1999 and as a part of the Transaction, PFPC Inc., an indirect wholly-owned subsidiary of PNC Bank Corp., was merged into Investor Services Group, which then changed its name to PFPC Inc.

    In connection with the Transaction, on December 1, 1999, Provident Distributors, Inc. ("PDI") became the distributor of the Trust's shares. PDI is a registered broker/dealer with its principal offices at Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428-2961.

    There are no changes to the phone numbers or addresses for shareholder inquiries or investments.

GVASAIVIP1